UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549




                                          FORM 8-K

                                       CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d) OF THE

                              SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported): June 27, 2006




                                  FirstFed Financial Corp.
                                  -----------------------
                   (Exact name of registrant as specified in its charter)



      Delaware                  1-9566                     95-4087449
      -------                   ------                     ----------
(State of Incorporation) (Commission File No.)(IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California                 90401-1490
  ------------------------------------------------                 ----------
      (Address of principal executive offices)                     (Zip Code)


             Registrant's telephone number, including area code: (310) 319-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneouslysatisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                 Total number of pages is 4
                               Index to Exhibits is on Page 3

ITEM 7.01.  REGULATION  FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of and for the period ended May 31, 2006 attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date and period of time, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

ITEM 9.01.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)    Exhibits

     99.1  Monthly Financial Data as of and for the period ended May 31, 2006
                                (Unconsolidated)

                                    S I G N A T U R E S

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.



Dated: June 27, 2006                By: /s/ Douglas J. Goddard
                                            ------------------
                                            Douglas J. Goddard
                                            Chief Financial Officer

                                     INDEX TO EXHIBITS





Exhibit                                                                    Page

99.1     Monthly Financial Data as of and
            for the period ended May 31, 2006                                4

                                                          EXHIBIT 99.1
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                                             First Federal Bank of California
                                MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights
                                                            Unaudited
                                                     (Dollars in thousands)

                                       As of, for       As of,            As of,         As of,for the   As of, for the
                                       the month        for the month     for the month  5 months        5 months
                                       ended            ended             ended          ended           ended
                                       May 31,          April 30,         May 31,        May 31,         May 31,
                                       2006             2006              2005           2006             2005
                                       ----             ----              ----           ----             ----

Cash and investment              $     377,413    $     382,008    $      247,111    $    377,413     $    247,111
   securities
Total assets                     $  10,391,317    $  10,512,908    $    9,062,480    $ 10,391,317     $  9,062,480

LOANS:
Total mortgage-backed            $      65,906    $      67,632    $       87,048    $     65,906     $     87,048
   securities
Total loans, net                 $   9,619,601    $   9,734,700    $    8,485,123    $  9,619,601     $  8,485,123

Loans originated/purchased:
  Single family loans            $     183,666    $     175,738    $      360,914    $  1,005,328     $  1,941,084
  Multi-family loans                    37,284           15,077            71,162         115,508          240,626
  Commercial real estate loans           2,688            1,230             4,546          10,028           22,850
  Other                                    828            4,368             2,028          15,781           19,632
                                     ------------      ---------         ---------     ----------       ----------
                                 $     224,466    $     196,413    $      438,650    $  1,146,645     $  2,224,192
                                     ============      =========         =========     ==========       ==========

Percentage of ARMs                         100%             100%              100%            100%             100%
originated:

Loan repayments:
  Single family loans            $     211,100    $     186,847    $       99,042    $    912,656     $    428,808
  Multi-family and commercial
   real estate loans                    34,441           41,686            28,346         152,556          134,758
  Other                                  3,379            1,686             1,060          23,594           22,343
                                   ------------        ---------         ---------      ----------       ----------
                                 $     248,920    $     230,219    $      128,448    $  1,088,806     $    585,909
                                   ============        =========         =========      ==========       ==========

Loans sold                       $      86,723    $       5,270    $           --    $    107,133     $         --


Percentage of portfolio in
   adjustable rate loans                 96.51%           96.49%            93.99%          96.51%           93.99%
Non-performing assets
   to total assets ratio                  0.11%            0.12%             0.06%           0.11%            0.06%

BORROWINGS:
Federal Home Loan Bank
   Advances                      $   3,203,000    $   3,458,000    $    3,317,213    $  3,203,000     $  3,317,213
Reverse repurchase
   agreements                    $   1,021,000    $   1,021,000    $    1,231,978    $  1,021,000     $  1,231,978


DEPOSITS:
Retail deposits                  $   2,660,598    $   2,623,403    $    2,502,235    $  2,660,598     $  2,502,235
Wholesale deposits                   2,683,830        2,609,631         1,437,656       2,683,830        1,437,656
                                   -----------        ---------         ---------      ----------       ----------
                                 $   5,344,428    $   5,233,034    $    3,939,891    $  5,344,428     $  3,939,891
                                   ===========        =========         =========      ==========       ==========

Net increase (decrease)          $     111,394    $     169,817    $       73,140    $    959,374     $    154,996

AVERAGE INTEREST RATES (CONSOLIDATED):
-------------------------------------
Yield on loans                            6.99%  (1)       6.83%  (1)        5.21%  (1)      6.76%   (1)      5.01%  (1)
Yield on investments                      4.91%  (2)       4.89%  (2)        4.05%  (2)      4.92%   (2)      3.73%  (2)
Yield on earning assets                   6.86%            6.71%             5.14%           6.65%            4.93%
Cost of deposits                          3.89%            3.72%  (3)        2.12%           3.57%            1.92%
Cost of borrowings                        4.79%            4.67%  (3)        3.11%           4.54%            2.89%
Cost of money                             4.31%            4.19%  (3)        2.65%           4.06%            2.41%
Earnings spread                           2.55%            2.52%  (3)        2.49%           2.59%            2.52%
Effective net spread                      2.79%            2.74%  (3)        2.63%           2.77%            2.65%

(1)   Reflects the reclassification of prepayment fees and late payment charges to interest income from non-interest income.
(2)   Reflects the inclusion of the average balance in FHLB stock and the related dividend income.
(3)   Restated to annualize deposits and borrowings on a 365/365-day basis.
                                                          4
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